SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                OCTOBER 25, 1999


                            ALPHA 1 BIOMEDICALS, INC.
             (Exact name of registrant as specified in its charter)

   DELAWARE                     0-15070                      52-1253406
(State or other            (Commission File               (IRS Employer
jurisdiction of             Number)                       Identification No.)
incorporation)


                       3 BETHESDA METRO CENTER, SUITE 700
                               BETHESDA, MD 20814
          (Address, including Zip Code, of principal executive offices)


Registrant's telephone number, including area code:  301-564-4400






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Item 5.           Other Events


     Attached is a letter which is provided to stockholders inquiring about Alpha 1 Biomedicals, Inc's current operations and copies of the documents related to the consultants referred to in the letter.


Item 7.   Financial Statements and Exhibits

          (c)      Exhibits

          Exhibit

          (99.1)   Letter of Alpha 1 Biomedicals, Inc., dated October 25, 1999.
          (99.2)   Consulting Agreement.
          (99.3)   Form of Consultant Stock Option Agreement.























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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:    November 1, 1999         ALPHA 1 BIOMEDICALS, INC.



                                  By:  /s/ALLAN L. GOLDSTEIN
                                       ------------------------------------
                                       Allan L. Goldstein
                                       Chairman and Chief Executive Officer

























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